UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 14, 2010

EDGEN MURRAY II, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	333-165298	20-8864225
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

18444 Highland Road

Baton Rouge, LA 70809

(225) 756-9868

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

A conference call to discuss the Second Quarter 2010 financial results of Edgen Murray II, L.P. (the “Company”) will be held on Tuesday, September 21, 2010, at 11 a.m. Eastern time (10:00 a.m. Central time).

Interested parties in the United States may dial 1-877-317-6789. Additionally, interested parties in Canada may dial 1-866-605-3852, and international parties may dial 1-412-317-6789, to listen live to the conference call.

A replay of the conference call will be available on the Company’s website, www.edgenmurray.com, as soon as possible and will remain available for seven days following the date the replay is posted.

Hosting the call will be Dan J. O’Leary, Chief Executive Officer of the Company, and David L. Laxton, Chief Financial Officer of the Company. The Company will file a Form 8-K with second quarter 2010 financial information in advance of the call on Tuesday, September 21, 2010.

The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, unless expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 14, 2010	EDGEN MURRAY II, L.P.

	By:	/s/ David L. Laxton, III
		Name:	David L. Laxton, III
		Title	Chief Financial Officer

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